UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2017

Tesco Corporation

(Exact name of registrant as specified in its charter)

Alberta	001-34090	76-0419312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11330 Clay Road Suite 350 Houston, Texas		77041
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (713) 359-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

Tesco Corporation (“Tesco” or the “Company”) today provided an update on the previously announced combination of the Company (the “Arrangement”) with Nabors Industries Ltd. (“Nabors”). The regulatory approval process with the Federal Antimonopoly Service of the Russian Federation (the “FAS”), which was initiated on October 10, 2017, remains ongoing. A special meeting of holders of the Company’s common shares, options and restricted stock units (including performance stock units) will be held in the Sheraton Eau Claire, 255 Barclay Parade SW, Calgary, Alberta T2P 5C2, Canada at 10:00 a.m. (Calgary time) on December 1, 2017 (the “Meeting”) for the purpose of approving the Arrangement (and an advisory proposal regarding golden parachute compensation). FAS approval is not expected to be received prior to the Meeting. Although it is not possible at this time to determine precisely when or if FAS approval will be obtained and when or if the transaction will be consummated, it is presently anticipated that the Arrangement will become effective in December 2017.

In connection with the closing of the Arrangement, Tesco has been informed that Nabors intends to engage in certain post-closing steps to facilitate the integration of the Company into Nabors’ corporate structure and that, as a result of these steps, the Arrangement will likely be taxable to U.S.-based beneficial holders of Tesco common shares. Shareholders should refer to the Company’s proxy statement filed with the United States Securities and Exchange Commission on October 26, 2017, and specifically to the section entitled “Certain U.S. Federal Income Tax Consequences” (beginning on page 57 thereof) including the statement that the Company and Nabors have no obligation to structure the Arrangement in a manner that is tax-free to U.S. securityholders and for further information regarding the U.S. federal income tax consequences that should be applicable to a U.S. holder if the Arrangement is taxable for U.S. federal income tax purposes.

Important Additional Information about the Arrangement

This report and the information attached hereto do not constitute an offer to sell or the solicitation of an offer to buy any securities. The proposed transaction anticipates that the sale of Nabors shares will be exempt from registration under the Securities Act, pursuant to Section 3(a)(10) of the Securities Act. Consequently, the Nabors shares will not be registered under the Securities Act or any state securities laws. In connection with the proposed transactions, the Company has filed with the SEC a proxy statement in respect of the meeting of its security holders to approve the Arrangement, and other relevant documents have been mailed by the Company to its security holders in connection with the Arrangement. The Company’s proxy statement was also filed with the Canadian securities regulators.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS RELATED TO THE ARRANGEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION about the Company, Nabors, and the proposed transactions. Investors and security holders are able to obtain these materials and other documents filed with the SEC and the Canadian securities regulators free of charge at the SEC’s website, www.sec.gov and at the System for Electronic Document Analysis and Retrieval (SEDAR) maintained by the Canadian Securities Administrators at www.sedar.com. In addition, a copy of the Company’s proxy statement may be obtained free of charge from the Company’s investor relations website at http://www.tescocorp.com. Investors and security holders may also read and copy any reports, statements and other information filed by the Company, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies for its security holder approvals to be obtained for the Arrangement. Information regarding the Company’s directors and executive officers is available in its proxy statement filed October 26, 2017 related to the Arrangement and its proxy statement filed with the SEC by the Company on March 27, 2017 in connection with its 2017 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials that are filed with the SEC and the Canadian securities regulators. As noted above, you can obtain free copies of this document from the website maintained by the SEC at www.sec.gov and from the Company using the contact information above.

Cautionary Language Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Canadian and United States securities laws, including the United States Private Securities Litigation Reform Act of 1995. From time to time, our public filings, press releases and other communications (such as conference calls and presentations) will contain forward-looking statements. Forward-looking information is often, but not always identified by the use of words such as “anticipate,” “believe,” “expect,” “plan,” “intend,” “forecast,” “target,” “project,” “may,” “will,” “should,” “could,” “estimate,” “predict,” “likely” or similar words suggesting future outcomes or language suggesting an outlook. Forward-looking statements in this Form 8-K include, but are not limited to, statements with respect to the tax treatment of the Arrangement and the closing of the Arrangement.

Forward-looking statements and information are based on current beliefs as well as assumptions made by, and information currently available to, us concerning anticipated financial performance, business prospects, strategies and regulatory developments. Although management considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect. The forward-looking statements in this report are made as of the date it was issued, and we do not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks that outcomes implied by forward-looking statements will not be achieved. We caution readers not to place undue reliance on these statements as a number of important factors could cause the actual results to differ materially from the beliefs, plans, objectives, expectations and anticipations, estimates and intentions expressed in such forward-looking statements.

These risks and uncertainties include, but are not limited to, the impact of: the performance of the Company’s and Nabors operations and any failure to close the Arrangement. These risks and uncertainties may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. When relying on our forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. The risks included here are not exhaustive. Refer to “Part I, Item 1A—Risk Factors” in our most recent Annual Report on Form 10-K, each subsequent Quarterly Report on Form 10-Q, and our Definitive Proxy Statement related to the Arrangement filed on October 26, 2017, for further discussion regarding our exposure to risks. Additionally, new risk factors emerge from time to time and it is not possible for us to predict all such factors, nor to assess the impact such factors might have on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Copies of our Canadian public filings are available through www.tescocorp.com and on SEDAR at www.sedar.com. Our U.S. public filings are available at www.sec.gov and through www.tescocorp.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESCO CORPORATION

By:	/s/ Fernando Assing
Fernando Assing
President and Chief Executive Officer

Date: November 24, 2017